                                                                    EXHIBIT 99.2


SUPPLEMENTAL COMBINED CNET AND ZDNET
PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS (1)
UNAUDITED


(000S)                                           QUARTER ENDED    QUARTER ENDED    QUARTER ENDED    QUARTER ENDED     YEAR ENDED
                                                    3/31/99          6/30/99          9/30/99         12/31/99         12/31/99
Revenues:
     Internet                                    $      36,985    $      47,635    $      54,845    $      73,102    $     212,567
     Other                                              20,813           17,353           17,287           19,013           74,466
                                                 -------------    -------------    -------------    -------------    -------------
        Total revenue                                   57,798           64,988           72,132           92,115          287,033

Cost of revenue                                         25,385           25,730           29,393           37,222          117,730

                                                 -------------    -------------    -------------    -------------    -------------
        Gross profit                                    32,413           39,258           42,739           54,893          169,303

Operating expenses
     Sales and marketing                                13,338           15,945           45,477           66,469          141,229
     General and administrative                          6,732           12,333           12,624           12,021           43,710
                                                 -------------    -------------    -------------    -------------    -------------
                                                        20,070           28,278           58,101           78,490          184,939

        EBITDA                                          12,343           10,980          (15,362)         (23,597)         (15,636)

Non-cash operating expenses
     Depreciation                                        2,138            2,599            3,281            3,482           11,500
     Amortization of goodwill                          135,411          136,375          142,683          146,585          561,054
                                                 -------------    -------------    -------------    -------------    -------------
                                                       137,549          138,974          145,964          150,067          572,554

        Operating income                              (125,206)        (127,994)        (161,326)        (173,664)        (588,190)

Other income (expense)
     Gain (loss) on sale of assets                      19,875            4,700           97,791          613,716          736,082
     Minority interest                                     117               --               --               --              117
     Interest income (expense), net                        238              736               81            1,351            2,406
     Other non-operating income (expense)                   --               --               --               --               --
                                                 -------------    -------------    -------------    -------------    -------------
        Total other income (expense)                    20,230            5,436           97,872          615,067          738,605
                                                 -------------    -------------    -------------    -------------    -------------

        Net income (loss) before income taxes         (104,976)        (122,558)         (63,454)         441,403          150,415

        Income taxes                                     2,021              652           40,917          217,302          260,891

                                                 -------------    -------------    -------------    -------------    -------------
        Net income (loss)                        $    (106,997)   $    (123,210)   $    (104,371)   $     224,101    $    (110,476)
                                                 =============    =============    =============    =============    =============

Basic net income (loss) per share                        (0.90)           (1.01)           (0.85)            1.81            (0.91)
                                                 =============    =============    =============    =============    =============

Diluted net income (loss) per share                      (0.90)           (1.01)           (0.85)            1.65            (0.91)
                                                 =============    =============    =============    =============    =============

Shares used in calculating basic
     per share data                                    119,459          121,651          122,536          123,624          121,820
                                                 =============    =============    =============    =============    =============

Shares used in calculating diluted
     per share data                                    119,459          121,651          122,536          135,516          121,820
                                                 =============    =============    =============    =============    =============



(000S)                                               QUARTER ENDED    QUARTER ENDED    QUARTER ENDED
                                                        3/31/00          6/30/00          9/30/00
Revenues:
     Internet                                        $      78,254    $      89,504    $      96,803
     Other                                                  14,516           14,806           13,746
                                                     -------------    -------------    -------------
        Total revenue                                       92,770          104,310          110,549

Cost of revenue                                             40,231           44,308           46,021

                                                     -------------    -------------    -------------
        Gross profit                                        52,539           60,002           64,528

Operating expenses
     Sales and marketing                                    35,996           44,053           37,569
     General and administrative                              9,875           10,858           10,252
                                                     -------------    -------------    -------------
                                                            45,871           54,911           47,821

        EBITDA                                               6,668            5,090           16,707

Non-cash operating expenses
     Depreciation                                            3,868            4,334            4,964
     Amortization of goodwill                              166,092          206,075          208,191
                                                     -------------    -------------    -------------
                                                           169,960          210,409          213,155

        Operating income                                  (163,292)        (205,319)        (196,448)

Other income (expense)
     Gain (loss) on sale of assets                          (3,966)          73,550           37,311
     Minority interest                                        (364)              --               --
     Interest income (expense), net                             77             (246)              (7)
     Other non-operating income (expense)                       --           (5,546)              --
                                                     -------------    -------------    -------------
        Total other income (expense)                        (4,253)          67,758           37,304
                                                     -------------    -------------    -------------

        Net income (loss) before income taxes             (167,545)        (137,560)        (159,144)

        Income taxes                                             0           30,402           19,206

                                                     -------------    -------------    -------------
        Net income (loss)                            $    (167,545)   $    (167,963)   $    (178,351)
                                                     =============    =============    =============

Basic net income (loss) per share                            (1.31)           (1.24)           (1.30)
                                                     =============    =============    =============

Diluted net income (loss) per share                          (1.31)           (1.24)           (1.30)
                                                     =============    =============    =============

Shares used in calculating basic
     per share data                                        127,422          135,694          137,073
                                                     =============    =============    =============

Shares used in calculating diluted
     per share data                                        127,422          135,694          137,073
                                                     =============    =============    =============


(1) These financial statements reflect the pro forma financial results of CNET Networks, Inc.'s acquisition of Ziff-Davis, Inc. as if such acquisition had occurred on January 1, 1999.